Note 11 - Income Taxes - Reconciliation of Amounts of US Federal Statutory Income Tax Rate to Effective Income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
U.S. federal statutory tax rate	$ (7,067)	$ (6,886)	$ (3,340)
State and local income taxes, net	(292)	(962)	(519)
Stock-based compensation	(51)	10,865	6,770
Executive compensation limitation	3,566	0	0
Fair value of earnout liability	(828)	(3,946)	0
Transaction costs	125	(2,209)	0
Change in valuation allowance	12,844	3,085	(3,216)
Foreign rate differential	(2,066)	440	1,575
Return-to-provision adjustments	(1,029)	(196)	(538)
Permanent differences	29	334	65
Other, net	(193)	(68)	265
Total income tax expense	$ 5,038	$ 457	$ 1,062